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                                                                    EXHIBIT 23.1

                        Consent of Independent Registered
                             Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement on Form S-2 (File No. 333-128508) and on Forms S-8 Nos. 333-116079, 33-40699 and
33-40700) of PDG Environmental, Inc. of our report dated April 7, 2006, relating to the consolidated financial statements of PDG Environmental, Inc. and Subsidiaries included in the Annual Report on Form 10-K for the year ended January 31, 2006.


/s/ Malin Bergquist & Company, LLP

Pittsburgh, Pennsylvania
April 20, 2006